1 Earnings Presentation 4Q and Full Year 2024

Fourth Quarter and Full Year 2024 Highlights

Fifth consecutive quarter of YoY sales volume growth with momentum into 2025

4Q 2024 Financial Results

$2.8B
Net Sales
1% increase YoY

$416M
EBITDA[1]
7% increase YoY [2]

$434M
Net Cash Provided by Operating Activities

FY 2024 Financial Results

$12.1B
Net Sales
3% decrease YoY

$2.3B
EBITDA[1,2]
12% decrease YoY[2]

$1.3B
Net Cash Provided by Operating Activities

- **Record Housing and Infrastructure Products (HIP) 2024 income from operations of $807 million driven by our position as a key supplier to faster-growing national homebuilders**
- **Record HIP 2024 EBITDA of $1.1 billion and 2024 EBITDA margin of 24%**
- **Strong HIP YoY sales volume growth of 7% in 4Q'24 and 8% in FY'24 driven by strong demand for siding & trim and pipe & fittings**
- **$170 million of cost savings in FY'24, including $50 million in 4Q'24, exceeding target**
- **Net Income includes ~$45 million ($0.35/share) impact from a one-time non-cash charge related to changes in Louisiana tax law**
- **Investment-grade credit rating with $2.9 billion of cash and equivalents**

(1) Reconciliation of EBITDA excl. Identified Item to Net Income, Income from Operations and Net Cash Provided by Operating Activities can be found on page 12
(2) Excludes "Identified Items" consisting of $75 million accrued mothball expenses in 3Q'24 and FY'24 as well as a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain liability claims in 4Q'23 and FY'23

Westlake

2

Westlake Corporation 4Q and FY 2024[1]

($ in millions)	4Q'24	3Q'24	QoQ%	4Q'23	YoY%	FY'24	FY'23	YoY%
Sales	**$2,843**	**$3,117**	**(9%)**	**$2,826**	**1%**	**$12,142**	**$12,548**	**(3%)**
Operating Income[1]	**$66**	**$255**	**(74%)**	**$73**	**(10%)**	**$950**	**$1,354**	**(30%)**
EBITDA[1,2]								
Housing and Infrastructure Products	*$188*	*$262*	*(28%)*	*$173*	*9%*	*$1,050*	*$949*	*11%*
Performance and Essential Materials	*$220*	*$297*	*(26%)*	*$201*	*9%*	*$1,161*	*$1,590*	*(27%)*
Corporate	*$8*	*$21*	-	*$16*	-	*$75*	*$48*	-
	$416	**$580**	**(28%)**	**$390**	**7%**	**$2,286**	**$2,587**	**(12%)**
EBITDA Margin[1,3]	*15%*	*19%*	-	*14%*	-	*19%*	*21%*	-

Westlake

4Q 2024 vs. 3Q 2024

Average Sales Price	Volume
-5.0%	-3.8%

Westlake

4Q 2024 vs. 4Q 2023

Average Sales Price	Volume
-2.4%	+3.0%

- (+) Solid YoY sales volume growth of 3% driven by stronger seasonal demand in our HIP segment
- (+) Exceeded our FY'24 cost reduction target by achieving $170 million of cost savings, including $50 million in 4Q'24
- (+) Strong YoY EBITDA growth of 7% in 4Q'24 driven by sales volume growth and cost reduction efforts
- (−) Lower average sales price as the cumulative impact of weak global industrial and manufacturing activity pressured prices, particularly for chlorovinyls

Westlake

(1) *Excludes "Identified Items" consisting of $75 million accrued mothball expenses in 3Q'24 and FY'24 as well as a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain liability claims in 4Q'23 and FY'23*

(2) *Reconciliations of EBITDA excl. Identified Item, Performance and Essential Materials EBITDA excl. Identified Item, Housing and Infrastructure Products EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 12 and 13*

(3) *EBITDA margin is calculated by dividing EBITDA by Total Sales*

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4 Housing and Infrastructure Products (“HIP”) Segment Performance HIP Segment 4Q 2024 vs. 3Q 2024 Average Sales Price -1.3% Volume -9.4% HIP Segment 4Q 2024 vs. 4Q 2023 Average Sales Price -3.4% Volume +6.9% Strong 7% YoY sales volume growth driven by continuing strong demand for pipe & fittings and siding & trim Record annual Operating Income of $807 million, EBITDA of $1.1 billion and EBITDA margin of 24%(2) Competitive market pressures lowered average sales price YoY in pipe & fittings (1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 13 (2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales 4Q'24 3Q'24 QoQ% 4Q'23 YoY% FY'24 FY'23 YoY% Housing Products Sales $818 $937 (13%) $795 3% $3,644 $3,494 4% Infrastructure Products Sales $163 $161 1% $151 8% $673 $718 (6%) Total HIP Sales $981 $1,098 (11%) $946 4% $4,317 $4,212 2% Operating Income $129 $202 (36%) $121 7% $807 $710 14% EBITDA(1) $188 $262 (28%) $173 9% $1,050 $949 11% EBITDA Margin (2) 19% 24% - 18% - 24% 23% - ($ in millions) Solid YoY EBITDA margin improvement driven by efficiencies created by strong sales volume growth and cost cutting actions

5 Historical HIP Performance $260 $388 $534 $955 $949 $1,050 13.5% 18.5% 17.2% 20.0% 22.5% 24.3% 2019 2020 2021 2022 2023 2024 EBITDA EBITDA Margin⁽¹⁾ HIP EBITDA ($M) AND EBITDA MARGIN (%) • Strong end market demand • Partnerships with nationwide homebuilders who are gaining market share • Coast-to-coast footprint • Product mix and product innovation • Cost controls • Pricing • Automation and efficiency • Synergies from acquisitions and cross-selling (1) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales

6 Housing and Infrastructure Products Update 2 Expecting another year of solid sales growth for Westlake Royal Building Products in 2025, consistent with its 5%-7% long-term sales growth target, and HIP’s sales volume and order books are solid to start the year 3 New PVCO pipe plant under construction to support the strong growth and market adoption for this innovative product that streamlines the installation process reducing labor costs with a sustainable footprint 4 Strong presence in repair & remodel provides stability and steady growth driven by large number of homes in prime remodel age, healthy home equity levels, and significant backlog of projects 1 Longer-term housing fundamentals remain strong due to decade-plus of under-building, increasingly favorable demographics and popularity of remote work

Performance and Essential Materials ("PEM") Segment Performance[1]

($ in millions)	4Q'24	3Q'24	QoQ%	4Q'23	YoY%	FY'24	FY'23	YoY%
Performance Materials Sales	**$1,121**	**$1,164**	**(4%)**	**$1,107**	**1%**	**$4,626**	**$4,656**	**(1%)**
Essential Materials Sales	**$741**	**$855**	**(13%)**	**$773**	**(4%)**	**$3,199**	**$3,680**	**(13%)**
Total PEM Sales	$1,862	$2,019	(8%)	$1,880	(1%)	$7,825	$8,336	(6%)
Operating Income[1]	($41)	$66	N.M.	($39)	N.M.	$204	$684	(70%)
EBITDA[1,2]	$220	$297	(26%)	$201	9%	$ 1,161	$1,590	(27%)
EBITDA Margin[1,3]	*12%*	*15%*	-	*11%*	-	*15%*	*19%*	-

- Sales volume grew 1% YoY driven by strong demand for polyethylene into export markets
- Lower average sales price, both QoQ and YoY, driven by lower prices for PVC resin and polyethylene, partially offset by higher prices for caustic soda
- 4Q'24 EBITDA impacted by an unfavorable FIFO impact

PEM Segment
4Q 2024 vs. 3Q 2024

Average Sales Price	Volume
-7.0%	-0.7%

PEM Segment
4Q 2024 vs. 4Q 2023

Average Sales Price	Volume
-1.9%	+1.0%

Westlake

(1) Excludes "Identified Items" consisting of $75 million accrued mothball expenses in 3Q'24 and FY'24 as well as a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain liability claims in 4Q'23 and FY'23
(2) Reconciliations of PEM EBITDA excl. Identified Item to the applicable GAAP measure can be found on page 13
(3) PEM EBITDA margin is calculated by dividing PEM EBITDA excl. Identified Item by Total PEM Sales

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8 Performance and Essential Materials Update 2 Continued energy and feedstock advantage in North America (~85% of our production capacity) with a high degree of vertical integration relative to the global industry, which supports our ability to profitably run our plants at high operating rates 3 Relatively stable North American demand as global macroeconomic conditions remain sluggish in Europe and Asia, but Westlake’s high degree of product integration and large offtake of PVC resin to the HIP segment provide less exposure to weaker economies outside North America 4 Long-term growth fundamentals remain in place, supported by the global need for clean water, housing, transportation, renewable energy, packaging and consumer goods 1 Early 2025 price increase initiatives are gaining traction in a number of products, supported by stable-to-improving global demand and feedstock & energy cost inflation

99 Financial Reconciliations

Consolidated Statements of Operations

	Three months ended December 31, 2024	Three months ended December 31, 2023	Three months ended September 30, 2024	Twelve months ended December 31, 2024	Twelve months ended December 31, 2023
	(In millions of dollars, except per share data)				
Housing and Infrastructure Products Sales	$ 981	$ 946	$ 1,098	$ 4,317	$ 4,212
Performance and Essential Materials Sales	1,862	1,880	2,019	7,825	8,336
Net sales	2,843	2,826	3,117	12,142	12,548
Cost of sales	2,515	2,627	2,618	10,185	10,329
Gross profit	328	199	499	1,957	2,219
Selling, general and administrative expenses	226	224	215	874	865
Impairment of goodwill and long-lived assets	-	475	-	-	475
Amortization of intangibles	28	30	29	117	122
Restructuring, transaction and integration-related costs	8	22	75	91	28
Income (loss) from operations	66	(552)	180	875	729
Interest expense	(39)	(41)	(39)	(159)	(165)
Other income, net	69	35	44	222	136
Income (loss) before income taxes	96	(558)	185	938	700
Provision for (benefit from) income taxes	77	(71)	65	291	178
Net income (loss)	19	(487)	120	647	522
Net income attributable to noncontrolling interests	12	10	12	45	43
Net income (loss) attributable to Westlake Corporation	**$ 7**	**$ (497)**	**$ 108**	**$ 602**	**$ 479**
Earnings (loss) per common share attributable to Westlake Corporation:					
Basic	$ 0.06	$ (3.86)	$ 0.84	$ 4.66	$ 3.73
Diluted	$ 0.06	$ (3.86)	$ 0.83	$ 4.64	$ 3.70

Westlake

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11 Reconciliation of Net Income Attributable to Westlake Corporation and Earnings Per Diluted Share to Net Income and Diluted Earnings Per Share excl. Identified Items Net income (loss) $ 19 $ (487) $ 120 $ 647 $ 522 Less: Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation 7 (497) 108 602 479 Add: Mothball expense accrual, after-tax Impairment charge, after-tax - 475 - - 475 Litigation settlement charge of $150 million, after-tax - 115 - - 115 Net income attributable to Westlake Corporation excl. Identified Items $ 7 $ 93 $ 183 $ 677 $ 1,069 Diluted earnings (loss) per common share attributable to Westlake Corporation $ 0.06 $ (3.86) $ 0.83 $ 4.64 $ 3.70 Add: Mothball expense accrual per share Impairment charge per share - 3.69 - - 3.68 Litigation settlement charge per share - 0.89 - - 0.89 Diluted earnings per common share attributable to Westlake Corporation excl. Identified Items $ 0.06 $ 0.72 $ 1.41 $ 5.22 $ 8.27 - 0.58 - - - 75 75 - - 0.58 12 10 12 45 43 (In millions of dollars, except per share data) Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2024 2023 2024 2024 2023

12 Net cash provided by operating activities $ 434 $ 573 $ 474 $ 1,314 $ 2,336 Changes in operating assets and liabilities and other Deferred income taxes Net income Less: Other income, net Interest expense Provision for income taxes Income from operations Add: Depreciation and amortization Other income, net EBITDA 416 (235) 505 2,211 1,962 Add: Mothball expense accrual Impairment charge - 475 - - 475 Litigation settlement charge EBITDA excl. Identified Items $ 416 $ 390 $ 580 $ 2,286 $ 2,587 Income from operations margin 2% (20%) 6% 7% 6% EBITDA excl. Identified Items margin 15% 14% 19% 19% 21% - 150 - - 150 - - 75 75 - Three months ended December 31, Twelve months ended December 31, 20242024 2023 2024 2023 Three months ended September 30, (In millions of dollars) 175 (354)(392) (1,168) (702) (1,989) 0 (23) 108 35 120 19 (487) 647 522 (39)(39) (41) (159) (165) 44 69 35 222 136 180 66 (552) 875 729 (65)(77) 71 (291) (178) 44 69 35 222 136 281 281 282 1,114 1,097 Reconciliation of EBITDA excl. Identified Items to EBITDA, Net Income, Income from Operations and Net Cash Provided by Operating Activities

13 Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2024 2023 2024 2024 2023 Housing and Infrastructure Products EBITDA $ 188 $ 173 $ 262 $ 1,050 $ 949 Less: Depreciation and Amortization 56 50 54 213 207 Other income, net 3 2 6 30 32 Housing and Infrastructure Products Operating Income 129 121 202 807 710 Performance and Essential Materials EBITDA excl. Identified Items 220 201 297 1,161 1,590 Less: Identified Items - 625 75 75 625 Depreciation and Amortization 223 229 225 892 881 Other income, net 38 11 6 65 25 Performance and Essential Materials Operating Income (Loss) (41) (664) (9) 129 59 Corporate EBITDA 8 16 21 75 48 Less: Depreciation and Amortization 2 3 2 9 9 Other income, net 28 22 32 127 79 Corporate Operating Income (Loss) (22) (9) (13) (61) (40) Housing and Infrastructure Products Operating Income 129 121 202 807 710 Performance and Essential Materials Operating Income (Loss) (41) (664) (9) 129 59 Corporate Operating Income (Loss) (22) (9) (13) (61) (40) Total Operating Income (Loss) 66$ (552)$ 180$ 875$ 729$ (In millions of dollars) Reconciliation of HIP EBITDA, PEM EBITDA excl. Identified Items and Corporate EBITDA to Operating Income (Loss)

14 Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities Net cash provided by operating activities $ 434 $ 573 $ 474 $ 1,314 $ 2,336 Less: Additions to property, plant and equipment Free Cash Flow $ 149 $ 291 $ 254 $ 306 $ 1,302 285 282 220 1,008 1,034 (In millions of dollars) Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2024 2023 2024 2024 2023

15 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products and across the industrial and manufacturing sectors, global macroeconomic conditions, anticipated sales volumes, anticipated long-term sales growth target for Westlake Royal Building Product, industry outlook for both of our segments, stability of demand in North America for PEM, our ability to execute our integrated strategy, our future operating rates, our cost control and efficiency efforts, the effects of changing demographics in the markets that we serve, anticipated residential construction, repair and remodel activities and infrastructure growth, long-term housing market fundamentals, expectations regarding mortgage rates and their effects on the affordability of homes, expectations regarding homebuilder confidence, our energy and feedstock cost advantages in the North American chemicals market, benefits from construction of our new PVCO plant. Actual results may differ materially depending on factors, including, but not limited to, the following: general economic and business conditions; the cyclical nature of the chemical and building products industries; the results of acquisitions and our integration efforts; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and conflict in the Middle East, Russia, Ukraine and elsewhere; uncertainties associated with pandemic infectious diseases; uncertainties associated with climate change; the potential impact on the demand for ethylene, polyethylene and polyvinyl chloride due to initiatives such as recycling and customers seeking alternatives to polymers; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions; changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; the effect and results of litigation and settlements of litigation; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Executive Vice President & Chief Financial Officer John Zoeller Vice President & Treasurer Westlake Corporation 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111